UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2021

LDH Growth Corp I
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40229	98-1562246
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Brickell Avenue, Suite 2650 Miami, Florida	33138
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (786) 524-1028

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fifth redeemable warrant	LDHAU	The Nasdaq Stock Market LLC
Class A ordinary share, par value $0.0001 per share	LDHA	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at exercise price of $11.50 per share	LDHAW	The Nasdaq Stock Market LLC

☑
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

On March 23, 2021, LDH Growth Corp I (the “Company”) consummated its initial public offering (“IPO”) of 23,000,000 units (the “Units”), including the issuance of 3,000,000 Units as a result of the underwriter’s exercise of its over-allotment option in full. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A ordinary shares”), and one-fifth of one redeemable warrant of the Company. Each whole warrant (“Warrant”) is exercisable to purchase one Class A ordinary share of the Company at a price of $11.50 per share. Only whole warrants are exercisable. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000 (before underwriting discounts and commissions and offering expenses).

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-252540) for the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on January 29, 2021, as amended by Amendment No. 1 to the Registration Statement, filed with the Commission on February 23, 2021 and Amendment No. 2 to the Registration Statement, filed with the Commission on March 3, 2021 (as amended, the “Registration Statement”):

●
An Underwriting Agreement, dated March 18, 2021, by and between the Company, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as underwriters, a copy of which is attached as Exhibit 1.1 hereto.

●	A Warrant Agreement, dated March 18, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto.
●
A Letter Agreement (the “Insider Letter Agreement”), dated March 18, 2021, by and among the Company, each of its officers and directors and the Company’s sponsor, LDH Sponsor LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto.

●
An Investment Management Trust Agreement, dated March 18, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto.

●
A Registration and Shareholder Rights Agreement (the “Registration Rights Agreement”), dated March 18, 2021, by and between the Company, the Sponsor and each of its independent directors, a copy of which is attached as Exhibit 10.3 hereto.

●
A Private Placement Warrants Purchase Agreement (the “Private Placement Warrant Purchase Agreement”), dated March 18, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto.

●	An Administrative Support Agreement, dated March 18, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto.
●	Indemnity Agreement, dated March 18, 2021, by and between the Company and Marcelo Claure, a copy of which is attached as Exhibit 10.6 hereto.
●	Indemnity Agreement, dated March 18, 2021, by and between the Company and Michel Combes, a copy of which is attached as Exhibit 10.7 hereto.
●	Indemnity Agreement, dated March 18, 2021, by and between the Company and Christopher Cooper, a copy of which is attached as Exhibit 10.8 hereto.
●	Indemnity Agreement, dated March 18, 2021, by and between the Company and Paulo Passoni, a copy of which is attached as Exhibit 10.9 hereto.
●	Indemnity Agreement, dated March 18, 2021, by and between the Company and Mwashuma Nyatta, a copy of which is attached as Exhibit 10.10 hereto.
● ●
Indemnity Agreement, dated March 18, 2021, by and between the Company and Michelle Kerrick, a copy of which is attached as Exhibit 10.11 hereto
Indemnity Agreement, dated March 18, 2021, by and between the Company and Annette Franqui, a copy of which is attached as Exhibit 10.12 hereto.

●	Indemnity Agreement, dated March 18, 2021, by and between the Company and Patricia Wexler, a copy of which is attached as Exhibit 10.13 hereto.
●	Forward Purchase Agreement, dated March 18, 2021, by and between the Company and Sponsor, a copy of which is attached as Exhibit 10.14 hereto.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and attached hereto as Exhibits 1.1, 4.1, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10, 10.11, 10.12, 10.13 and 10.14 respectively.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale of 5,266,667 warrants (the “Private Placement Warrants”) to the Sponsor at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $7,900,000. The Private Placement Warrants are identical to the Warrants sold as part of the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the Sponsor or their permitted transferees. No underwriting discounts or commissions were paid with respect to such sale. In addition, as long as they are held by the Sponsor or their permitted transferees, the Private Placement Warrants may be exercised by the holders on a cashless basis and they (including the Class A ordinary shares issuable upon exercise of these warrants) are entitled to registration rights. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 18, 2021, in connection with the IPO, Marcelo Claure, Michelle Kerrick, Annette Franqui and Patricia Wexler were appointed to the board of directors of the Company (the “Board”). Prior to their appointments to the Board, the Board determined that Ms. Kerrick, Ms. Franqui and Ms. Wexler (collectively, the “Independent Directors”) are independent directors within the meaning of the applicable SEC and the Nasdaq Stock Market LLC rules. Effective March 18, 2021, each of the Independent Directors was appointed to the Board’s audit committee, with Ms. Kerrick serving as the chair of the audit committee. Each of the Independent Directors was appointed to the Board’s nominating committee, with Ms. Franqui serving as chair of such committee. Each of the Independent Directors was appointed to the Board’s compensation committee, with Ms. Wexler serving as chair of such committee.

On March 18, 2021, in connection with their appointments to the Board, each of our directors entered into the Insider Letter Agreement and an Indemnity Agreement with the Company, such agreements are attached hereto as Exhibit 10.1 and Exhibits 10.6 and 10.11-10.13 hereto, and our Independent Directors entered into the Registration Rights Agreement attached as Exhibit 10.3 hereto. In addition, in February 2021, the Sponsor transferred an aggregate of 30,000 Class B ordinary shares, par value 0.0001, to each of the Independent Directors. The Company will reimburse its directors for any out-of-pocket expenses incurred in connection with fulfilling their roles as directors.

Other than the foregoing, none of the directors are a party to any arrangement or understanding with any person pursuant to which he or she was appointed as director, nor is any Independent Director party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Insider Letter Agreement, the Registration Rights Agreement and the Indemnity Agreements do not purport to be complete and are qualified in their entireties by reference to the Insider Letter Agreement, the Registration Rights Agreement and Indemnity Agreements attached as Exhibit 10.1, Exhibit 10.3 and Exhibits 10.6 and 10.11-10.13 hereto, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 18, 2021, in connection with the IPO, the Company adopted its amended and restated memorandum and articles of association. A copy of the amended and restated memorandum and articles of association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

On March 23, 2021, a total of $230,000,000, comprised of $225,400,000 of the proceeds from the IPO (which amount includes $8,050,000 of the underwriters’ deferred discount) and $4,600,000 of the proceeds from the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a stockholder vote to amend the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to provide holders of Class A ordinary shares the right to have their shares redeemed in connection with the Company’s initial business combination or to redeem 100% of the Company’s public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provision relating to the rights of holders of Class A ordinary shares and (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On March 18, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 18, 2021, by and between the Company, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Warrant Agreement, dated March 18, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Insider Letter Agreement, dated March 18, 2021, by and among the Company, each of its officers, directors and director nominees, and the Sponsor.
10.2	Investment Management Trust Agreement, dated March 18, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration and Shareholder Rights Agreement, dated March 18, 2021, by and between the Company, the Sponsor and the Independent Directors.
10.4	Private Placement Warrants Purchase Agreement, dated March 18, 2021, by and between the Company and the Sponsor.
10.5	Administrative Support Agreement, dated March 18, 2021, by and between the Company and the Sponsor.
10.6	Indemnity Agreement, dated March 18, 2021, by and between the Company and Marcelo Claure.
10.7	Indemnity Agreement, dated March 18, 2021, by and between the Company and Michel Combes.
10.8	Indemnity Agreement, dated March 18, 2021, by and between the Company and Christopher Cooper.
10.9	Indemnity Agreement, dated March 18, 2021, by and between the Company and Paulo Passoni.
10.10	Indemnity Agreement, dated March 18, 2021, by and between the Company and Mwashuma Nyatta.
10.11	Indemnity Agreement, dated March 18, 2021, by and between the Company and Michelle Kerrick.
10.12	Indemnity Agreement, dated March 18, 2021, by and between the Company and Annette Franqui.
10.13	Indemnity Agreement, dated March 18, 2021, by and between the Company and Patricia Wexler.
10.14	Forward Purchase Agreement, dated March 18, 2021, by and between the Company and Sponsor.
99.1	Press Release, dated March 18, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 24, 2021	LDH GROWTH CORP I

	By:	/s/ Michel Combes
Name: Michel Combes
Title: President